SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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The following is the text of an advertisement prepared by ICN
Pharmaceuticals, Inc. and appearing in the Wall Street Journal and Orange County Register on April 25, 2001:

This is ICN Leadership:
Creating Value Through Performance

[GRAPHIC OMITTED - PHOTO OF TEST TUBES]
Value

[GRAPHIC OMITTED - PHOTO OF SCIENTIST]
Growth

[GRAPHIC OMITTED - PHOTO OF VIALS]
Innovation

Financial Growth

(1,3) Revenues (BAR GRAPH)

Compounded Growth 24%
6 Years of Record Revenues

1995           $273M
1996           $347M
1997           $527M
1998           $696M
1999           $747M
2000           $800M

(3) Dividends (BAR GRAPH)

Compounded Growth 9%

1995           $0.19
1996           $0.20
1997           $0.21
1998           $0.24
1999           $0.28
2000           $0.29

(1,3) Operating Income (BAR GRAPH)

Compounded Growth 31%

1995            $47M
1996            $43M
1997            $65M
1998       $121M (2)
1999           $199M
2000           $184M

1    Excludes Yugoslavia.

2 Excludes Eastern European charges, including losses incurred in Yugoslavia in the second quarter of 1998, losses incurred in the third quarter of 1998, related to the Russian economic crisis, and the write-off of ICN Yugoslavia.

3    Charts not to scale.

Proven Leadership

o RECORD PERFORMANCE: Record 2000 revenues of $800 million . . . Another record year

o ENHANCED R&D: Increased investment more than twofold for accelerated drug discovery

o INCREASING ROYALTY STREAM: 2000 Ribavirin royalties grew 42% to $155 million

o    NEW HEPATITIS C TREATMENT: EU approval of Rebetol(R)and
     Pegintron(TM)combination therapy for chronic hepatitis C

o RESTRUCTURING GOING FORWARD: Significant progress in restructuring to enhance shareholder value

o STRENGTHENED THE BOARD FURTHER WITH INDEPENDENT, EXPERIENCED AND DISTINGUISHED LEADERS:

     --   The Right Honorable Kim Campbell, former Prime Minister of Canada

     --   Dr. Ray Irani, Chief Executive Officer, Occidental Petroleum

     -- Proposed: Charles T. Manatt, partner in law firm Manatt, Phelps, Phillips; former U.S. Ambassador, Dominican Republic.


ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2001 annual meeting of stockholders when it becomes available, as it will contain important information. Stockholders will be able to obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN will mail the proxy statement to each stockholder of record on the record date to be established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104.

Any securities of ICN International offered will not be and have not been registered under U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements.

ICN, its executive officers and directors may be deemed to be participants in the solicitation of proxies for ICN's 2001 annual meeting of stockholders. Information regarding these participants is contained in the
Schedule 14A filed by ICN with the Securities and Exchange Commission on April 19, 2001.

ICN Pharmaceuticals, Inc.
3300 Hyland Avenue, Costa Mesa, CA  92626
TEL: 800-548-5100 x2403, WEB: icnpharm.com

[Logo of ICN Pharmaceuticals, Inc.]